UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

BioMarin Pharmaceutical Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

BIOMARIN PHARMACEUTICAL INC. 105 DIGITAL DRIVE NOVATO, CA 94949 ATTN: G. ERIC DAVIS, EVP & GENERAL COUNSEL	Your Vote Counts! BIOMARIN PHARMACEUTICAL INC. 2021 Annual Meeting Vote by May 24, 2021 11:59 PM ET

FLASHID-JOB#

You invested in BIOMARIN PHARMACEUTICAL INC. and it's time to vote!
You have the right to vote on proposals being presented at the Annual Meeting.  This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2021.

Get informed before you vote
View the Notice & Proxy Statement, Form 10-K, and CEO Stockholder Letter online OR you can receive a free paper or email copy of material(s) by requesting prior to May 11, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 25, 2021 9:00 AM PDT
Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/BMRN2021

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items							Board Recommends
1.	Election of Directors
	Nominees:
	01	Jean-Jacques Bienaimé	05	Elaine J. Heron	09	Richard A. Meier	For
	02	Elizabeth M. Anderson	06	Maykin Ho	10	David E.I. Pyott
	03	Willard Dere	07	Robert J. Hombach	11	Dennis J. Slamon
	04	Michael Grey	08	V. Bryan Lawlis
2	To ratify the selection of KPMG LLP as the independent registered public accounting firm for BioMarin for the fiscal year ending December 31, 2021.						For
3	To approve, on an advisory basis, the compensation of the Company's Named Executive Officers as disclosed in the Proxy Statement.						For
4	To approve an amendment to the 2017 Equity Incentive Plan, as amended.						For
NOTE: Your proxy holder will also vote on any other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

FLASHID-JOB#